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                                                                   EXHIBIT 10.13

                                             CONOCO
DEALER SALE CONTRACT     Conoco Inc.
                         Gas Products Division
                         Humber Building - 1021
                         P.O. Box 2197
                         Houston, TX  77252       LP-GAS
                         (713)  293-3815
We hereby confirm SALE
to:

Empire Gas Corporation                  DATE:     November 4, 1991
P.O. Box 303                       CONOCO No.:    30-9028517-0000
Lebanon, MO   65536                SYSTEM CODE:   50

Attention:  Earl Noe               ACCOUNT CODE:  509


Per conversations between Earl Noe and our Richard Fitzgerald

PRODUCT:  Propane (Stenched) meeting GPA specifications

PRICE:    Conoco Established Price On Date Of Delivery

TERMS OF PAYMENT:   1% 10 Days/Net 11 Days From Date of Invoice

F.O.B. ORIGIN POINT                          DESTINATION
- -----------------------------------------    -----------------------------------
Conoco/Denver Refinery - Commerce City, c    30-9028517-0000  Various, Denver

FREIGHT:  Origin Collect

METHOD OF TRANSPORTATION:     Customer Truck and/or Common Carrier

TERM OF AGREEMENT: The primary term of this agreement shall be for a period of one year commencing November 4, 1991, and shall be automatically renewed from year to year thereafter unless either buyer or seller otherwise notifies the other party in writing not less than 90 days before the expiration of the primary term or the anniversary date of any renewal.

REMARKS:  QUANTITY:   Product will be sold on an as-available basis.








Conoco Inc. invoices should be     Customer invoices, contracts, and
mailed to the following address:   correspondence to be mailed to:

                                     Conoco Inc.
  Empire Gas Corporation             Gas Products Division
  P.O. Box 303                       Humber Building - 1021
  Lebanon, MO  65536                 P.O. Box 2197
                                     Houston, TX  77252

  ("Buyer")                          ("Seller")
Subject to terms and conditions on
reverse side

Accepted     June 9 , 1992         By   /s/ J. H. Thomas
- ------------------------------------      -------------------------------------

         Empire Gas Corporation              Ben Boldt
- ------------------------------------         Manager - Marketing

By  /s/   Earl Noe
- ------------------------------------
Please sign and return one copy and
retain one copy for your files.